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                                                                Exhibit 10.02


                            FIRST AMENDMENT TO LEASE

     This Agreement amends and modifies that certain Triple Net Lease (the "Lease") between BGR ASSOCIATES, a California Limited Partnership as lessor and CHIRON CORPORATION, a California Corporation as lessee dated May 26, 1989 with respect to 4560 Horton Street, Emeryville, California.

1.   AMENDMENT TO LEASE:

     This document amends and modifies the Lease. Except as expressly modified by the provisions of this amendment, the Lease shall remain in full force and effect.

2.   MODIFICATION OF PARAGRAPH 1.2:

     Paragraph 1.2 of the Lease entitled "LEASE TERM" is hereby modified by changing from "ten (10) years" in the third line of said paragraph to "twelve
(12) years."

3.   AMENDMENT TO PARAGRAPH 3.2:

     "EXTENSION OF INITIAL TERM":  The reference in the third line of paragraph
3.2 of the Lease to the "Initial Ten (10) year term" is hereby modified and amended to read "the Initial Twelve (12) year term" and the reference in the last line of said paragraph to "eleven (11) years" is hereby modified to read "thirteen (13) years".

4.   MODIFICATION TO PARAGRAPH 3.3:

     "OPTION TO TERMINATE":  Paragraph 3.3 is deleted.

5.   MODIFICATION TO PARAGRAPH 4.2:

     "ANNUAL RENT ADJUSTMENT": The first sentence of paragraph 4.2 is hereby modified to read as follows:

          "During the first ten (10) years of the Lease Term and during any extension of the Lease Term pursuant to paragraph 19.0 of this Lease, the Base Monthly Rent specified in paragraph 1.3 shall be subject to annual increases determined by reference to the Consumer Price
          Index for All Urban Consumers, San Francisco-Oakland-San Jose, California. All Items (1992-84-100), published by the United States Bureau of Labor Statistics (the "CPI")."



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The following language shall be inserted after the first sentence of paragraph 4.2 of the Lease:

          "During the eleventh and twelfth year of the Lease Term, the Base Monthly Rent shall be identical to the Base
          Monthly Rent due and payable under the terms of the Lease for the last month of the tenth year of the Lease Term."

6.   CONFLICT RESOLUTION:

     In the event of any conflict between the provisions of this amendment and the provisions of the Lease, the provisions of this amendment shall prevail.

This agreement entered into at Emeryville, California as of October 1, 1993.


     LANDLORD                                     TENANT

BGR ASSOCIATES, A CALIFORNIA               CHIRON CORPORATION, A
     LIMITED PARTNERSHIP                   CALIFORNIA CORPORATION


By: ________________________               By: _____________________

Address for Notices:                       Address for Notices:
1120 Nye Street                            4560 Horton Street
San Rafael, CA  94901                      Emeryville, CA  94608

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